SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2015

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the shareholders at the ClearSign Combustion Corporation (the “Company”) Annual Shareholder Meeting held on May 7, 2015. The proposals below are described in detail in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on March 31, 2015 and amended on April 1, 2015. At the Annual Meeting, the following proposals were approved.

1.	Each of the following nominees was elected to serve as a director until the election and qualification of his successor.

Nominee	For	Withheld	Broker Non-Votes
Stephen E. Pirnat	3,182,624	12,237	8,099,321
David B. Goodson	3,071,122	123,739	8,099,321
Lon E. Bell, Ph.D.	3,187,026	7,835	8,099,321
Scott P. Isaacson	3,183,990	10,871	8,099,321
Jeffrey L. Ott	3,173,869	20,992	8,099,321

2.	Gumbiner Savett Inc. was affirmed as the Company’s independent registered public accounting firm for the year ended December 31, 2015.

For	Against	Abstentions
11,179,179	100,172	14,831

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ James N. Harmon
James N. Harmon
Chief Financial Officer